UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 18, 2018

AquaVenture Holdings Limited
(Exact name of registrant as specified in Charter)

British Virgin Islands	001-37903	98-1312953
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

c/o Conyers Corporate Services (B.V.I.) Limited Commerce House, Wickhams Cay 1 P.O. Box 3140 Road Town British Virgin Islands VG1111 (Address of principal executive office)

(813) 855-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 18, 2018, Quench USA, Inc., a wholly-owned subsidiary of AquaVenture Holdings Limited (the “Company”), acquired all of the issued and outstanding shares of Pure Health Solutions, Inc. (“PHSI”, dba “Pure Water Technology”) from U.S. Water, LLC pursuant to a stock purchase agreement (“Purchase Agreement”). The estimated cash purchase price was approximately $57.6 million, subject to adjustment as set forth in the purchase agreement. PHSI, which is based in Lincolnshire, Illinois, is a leading provider of filtered water coolers and related services through direct and indirect sales channels.

The Company issued a press release relating to the acquisition of PHSI, which is furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference. The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is impracticable to provide the required financial statements at this time. The Company hereby confirms that such financial statements, to the extent required, will be filed as an amendment to this Report no later than 71 days after the deadline for filing this Report.

(b) Pro Forma Financial Information.

It is impracticable to provide the required pro forma financial information at this time. The Company hereby confirms that such pro forma financial information, to the extent required, will be filed as an amendment to this Report no later than 71 days after the deadline for filing this Report.

(d)Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
2.1+	Stock Purchase Agreement dated as of December 17, 2018 by and among U.S. Water, LLC and Quench USA, Inc.
99.1	Press Release issued by the Company on December 18, 2018, furnished herewith

+  Certain exhibits and schedules within this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any exhibits or schedule so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2018	AquaVenture Holdings Limited

	By:	/s/ Lee S. Muller
Lee S. Muller
Chief Financial Officer

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